UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2024

GEOSPACE TECHNOLOGIES CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Texas	001-13601	76-0447780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 Pinemont, Houston, Texas		77040
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 986-4444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GEOS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01         Other Events

Segment Realignment

Geospace Technologies Corporation (the “Company”) is effecting changes to its business segment structure to more accurately reflect its on-going diversification efforts. Beginning in fiscal year 2025, the Company will operate under three new business segments: Smart Water, Energy Solutions and Intelligent Industrial. The three new segments replace Oil and Gas Markets, Adjacent Markets and Emerging Markets, which were adopted in 2018 following several diversification-oriented acquisitions. Financial reporting on these new business segments will be represented in the first quarter of fiscal year 2025 reports.

The Smart Water segment will emphasize the Company’s targeted approach to growing its footprint in the water management industry. This business segment contains the highly successful Hydroconn® smart water connectivity offerings along with the Aquana products.

The Energy Solutions segment will encompass the Company’s traditional business in oil and gas land and marine exploration products, reservoir monitoring solutions, and will additionally incorporate emerging energy solutions and microseismic monitoring. This segment will include energy-related business from Quantum’s SADAR products and associated analytics.

The Intelligent Industrial segment will maintain the business from the Company’s former Adjacent Markets segment including industrial sensors, electronic pre-press solutions and specialized contract manufacturing. The defense and security applications offered by Quantum will also be reflected in the Intelligent Industrial business segment.

See attached press release for more information.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

Exhibit 99	Press Release dated September 19, 2024
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOSPACE TECHNOLOGIES CORPORATION
Date: September 19, 2024
By: /s/ Robert L. Curda
Robert L. Curda
Vice President, Chief Financial Officer & Secretary